EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-K of SIN Holdings, Inc. for the annual period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Steve S. Sinohui, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1)     This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)     The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2010

/s/ Steve S. Sinohui Steve S. Sinohui, Chief Executive Officer and Chief Financial Officer